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EXHIBIT 21

MISSION ENERGY HOLDING COMPANY
LIST OF SUBSIDIARIES
As of March 20, 2003

Entity	Jurisdiction Of Organization
Adelaide Ventures Limited	Cayman Islands
Aguila Energy Company	California
Anacapa Energy Company	California
Arrowhead Energy Company (Inactive)	California
Athens Funding, L.L.C.	Delaware
Balboa Energy Company	California
Beheer-en Beleggingsmaatschappij Jydeno B.V.	The Netherlands
Blue Ridge Energy Company	California
Bretton Woods Energy Company	California
Bretton Woods Funding I, L.L.C.	Delaware
Camino Energy Company	California
Caresale Services Limited	United Kingdom
Centerport Energy Company	California
Chesapeake Bay Energy Company	California
Chester Energy Company	California
Chestnut Ridge Energy Company	California
Citizens Power Holdings One, LLC	Delaware
Clayville Energy Company	California
Collins Holdings EME, LLC	Delaware
Colonial Energy Company (Inactive)	California
Coronado Energy Company	California
CP Power Sales Nineteen, L.L.C.	Delaware
CP Power Sales Seventeen, L.L.C.	Delaware
CP Power Sales Twelve, L.L.C.	Delaware
CP Power Sales Twenty, L.L.C.	Delaware
Crescent Valley Energy Company (Inactive)	California
Del Mar Energy Company	California
Delaware Energy Conservers, Inc. (Inactive)	Delaware
Desert Sunrise Energy Company (Inactive)	Nevada
Devereaux Energy Company (Inactive)	California
Doga Enerji Uretim Sanayi ve Ticaret L.S.	Turkey
Doga Isletme ve Bakim Ticaret Ltd. Sirketi	Turkey
Doga Isi Satis Hizmetleri ve Ticaret L.S.	Turkey

East Maine Energy Company (Inactive)	California
EcoElectrica S.a.r.l.	Luxembourg
Edison Alabama Generating Company (Inactive)	California
Edison First Power Holdings I	United Kingdom
Edison First Power Holdings II	United Kingdom
Edison First Power Limited	United Kingdom
Edison Mission Advantage B.V.	The Netherlands
Edison Mission Ausone Pty. Ltd.	Australia
Edison Mission Development, Inc.	Delaware
Edison Mission Energy	Delaware
Edison Mission Energy Asia Pacific Pte. Ltd.	Singapore
Edison Mission Energy Asia Pte Ltd.	Singapore
Edison Mission Energy Australia Pilbara Power Ltd.	Australia
Edison Mission Energy Australia Ltd.	Australia
Edison Mission Energy Fuel	California
Edison Mission Energy Fuel Company Pte Ltd.	Singapore
Edison Mission Energy Fuel Services, LLC	Delaware
Edison Mission Energy Funding Corp.	Delaware
Edison Mission Energy Holdings Pty. Ltd.	Australia
Edison Mission Energy Interface Ltd.	British Columbia
Edison Mission Energy International B.V.	The Netherlands
Edison Mission Energy Limited	United Kingdom
Edison Mission Energy Oil & Gas	California
Edison Mission Energy Petroleum	California
Edison Mission Energy Power (Inactive)	Mauritius
Edison Mission Energy Services B.V.	The Netherlands
Edison Mission Energy Services, Inc.	California
Edison Mission Energy Taupo Limited	New Zealand
Edison Mission Finance Co.	California
Edison Mission Fuel Resources, Inc.	Delaware
Edison Mission Fuel Transportation, Inc.	Delaware
Edison Mission Holdings Co.	California
Edison Mission LYB PEDS Pty Ltd. (formerly Edison Mission De Laide Pty. Ltd.)	Australia
Edison Mission Marketing & Trading, Inc.	California
Edison Mission Marketing and Services Limited	United Kingdom
Edison Mission Midwest Holdings Co.	Delaware
Edison Mission Millennium B.V.	The Netherlands

Edison Mission Operation & Maintenance (Thailand) Company Limited	Thailand
Edison Mission Operation & Maintenance Kwinana Pty Ltd.	Australia
Edison Mission Operation & Maintenance Limited	United Kingdom
Edison Mission Operation & Maintenance Loy Yang Pty Ltd.	Australia
Edison Mission Operation & Maintenance Services B.V.	The Netherlands
Edison Mission Operation & Maintenance Services Pte Ltd	Singapore
Edison Mission Operation & Maintenance, Inc.	California
Edison Mission Overseas Co.	Delaware
Edison Mission Overseas Limited.	United Kingdom
Edison Mission Project Co.	Delaware
Edison Mission Retail Pty Ltd.	Australia
Edison Mission Services Limited	United Kingdom
Edison Mission Utilities Pty Ltd.	Australia
Edison Mission Vendesi Pty Ltd.	Australia
Edison Mission Wind Power Italy B.V.	The Netherlands
El Dorado Energy Company	California
Electrometalurgica del Ebro, S.L.	Spain
EME Ascot Limited	United Kingdom
EME Atlantic Holdings Limited	United Kingdom
EME Buckingham Limited	United Kingdom
EME Caliraya B.V.	The Netherlands
EME CP Holdings Co.	Delaware
EME del Caribe	Cayman Islands
EME del Caribe Holding GmbH	Austria
Edison Mission Energy Desarrollos Espana S.L.	Spain
EME Eastern Holdings Co.	Delaware
EME Finance UK Limited	United Kingdom
EME Generation Holdings Limited	United Kingdom
EME International Dragon Limited	United Kingdom
EME Investments, LLC	Delaware
EME Kalayaan B.V.	The Netherlands
EME Monet Limited	United Kingdom
EME Philippines Services Corporation (formerly EME Philippines O&M Corporation)	The Philippines
EME Precision B.V.	The Netherlands
EME Royale	New Zealand
EME Southwest Power Corporation	Delaware
EME Tri Gen B.V.	The Netherlands
EME UK International LLC	Delaware
EME Victoria B.V. (Inactive)	The Netherlands
EME Victoria Generation Limited	United Kingdom
EMOM Services, Inc.	Delaware
EMP, Inc. (Inactive)	Oregon
Energy Generation Finance PLC	United Kingdom
Enerloy Pty Ltd	Australia

First Hydro Company	United Kingdom
First Hydro Finance plc	United Kingdom
First Hydro Holdings Company	United Kingdom
First Hydro Renewables Limited	United Kingdom
First Hydro Renewables Number 2 Limited	Wales
Four Counties Gas Company (Inactive)	California
Gippsland Power Pty Ltd	Australia
Global Generation B.V.	The Netherlands
Global Power Investors, Inc.	California
Hancock Generation LLC	Delaware
Holtsville Energy Company	California
Homer City Property Holdings, Inc.	California
Hydro Energy B.V.	The Netherlands
Iberian Hy-Power Amsterdam B.V.	The Netherlands
Iberica de Energias, S.L.	Spain
Indian Bay Energy Company	California
Jefferson Energy Company (Inactive)	California
Kings Canyon Energy Company (Inactive)	California
Kingspark Energy Company	California
La Jolla Energy Company (Inactive)	California
Laguna Energy Company (Inactive)	California
Lakeland Power Development Company Limited	United Kingdom
Lakeland Power Ltd.	United Kingdom
Lakeview Energy Company	California
Latrobe Power Pty. Ltd.	Australia
Latrobe Valley B.V. (formerly Beheer-en Beleggingsmaatschappij Botara B.V.)	The Netherlands
Lehigh River Energy Company (Inactive)	California
Longview Cogeneration Company	California
Loy Yang Holdings Pty Ltd	Australia
Loyvic Pty. Ltd.	Australia

Madera Energy Company	California
Madison Energy Company	California
Majestic Energy Limited	United Kingdom
Maplekey Holdings Limited	United Kingdom
Maplekey UK Finance Limited	United Kingdom
Maplekey UK Limited	United Kingdom
MEC Esenyurt B.V.	The Netherlands
MEC IES B.V.	The Netherlands
MEC India B.V.	The Netherlands
MEC Indo Coal B.V.	The Netherlands
MEC Indonesia B.V.	The Netherlands
MEC International B.V.	The Netherlands
MEC International Holdings B.V.	The Netherlands
MEC Laguna Power B.V.	The Netherlands
MEC Perth B.V.	The Netherlands
MEC Priolo B.V.	The Netherlands
MEC San Pascual B.V.	The Netherlands
MEC Sidi Krir B.V.	The Netherlands
MEC Sumatra B.V.	The Netherlands
MEC Wales B.V.	The Netherlands
Midwest Generation EME, LLC	Delaware
Midwest Generation, LLC	Delaware
Midwest Generation Energy Services, LLC (formerly CP Power Sales Eighteen)	Delaware
Midwest Peaker Holdings, Inc.	Delaware
Mission Contact Finance Limited	New Zealand
Mission De Las Estrellas LLC	Delaware
Mission Del Cielo Inc.	Delaware
Mission Del Sol, LLC	Delaware
Mission Energy (Kwinana) Pty. Ltd.	Australia
Mission Energy Company (UK) Limited	United Kingdom
Mission Energy Construction Services, Inc.	California
Mission Energy Development Australia Pty Ltd	Australia
Mission Energy Five Star	New Zealand
Mission Energy Generation, Inc. (Inactive)	California

Mission Energy Holdings International, Inc.	California
Mission Energy Holdings Superannuation Fund Pty Ltd	Australia
Mission Energy Holdings, Inc.	California
Mission Energy Indonesia (Inactive)	California
Mission Energy Italia S.r.l	Italy
Mission Energy Mexico (Inactive)	California
Mission Energy New York, Inc.	California
Mission Energy Pacific Holdings (formerly EME Pacific Holdings)	New Zealand
Mission Energy Universal Holdings (formerly EME Universal Holdings)	New Zealand
Mission Energy Ventures Australia Pty Ltd	Australia
Mission Energy Wales Company	California
Mission Energy Westside, Inc.	California
Mission Hydro (UK) Limited	United Kingdom
Mission NZ Operations B.V. (Inactive)	The Netherlands
Mission Triple Cycle Systems Company	California
Mission/Eagle Energy Company (Inactive)	California
North Jackson Energy Company (Inactive)	California
Northern Sierra Energy Company	California
Ortega Energy Company	California
P.T. Edison Mission Operation & Maintenance Indonesia	Indonesia
Panther Timber Company	California
Paradise Energy Company (Inactive)	California
Pleasant Valley Energy Company	California
Pocono Fuels Company (Inactive)	California
Pride Hold Limited	United Kingdom
Quartz Peak Energy Company	California
Rapid Energy Limited	United Kingdom
Rapidan Energy Company	California
Redbill Contracts Limited	United Kingdom
Reeves Bay Energy Company	California
Ridgecrest Energy Company	California
Rio Escondido Energy Company	California
Riverport Energy Company	California
San Gabriel Energy Company (Inactive)	California
San Joaquin Energy Company	California
San Juan Energy Company	California
San Pedro Energy Company	California
Santa Ana Energy Company	California
Santa Clara Energy Company	California
Silver Springs Energy Company	California
Silverado Energy Company	California
Sonoma Geothermal Company (Inactive)	California
South Australian Holdings Ltd.	United Kingdom
South Coast Energy Company	California
Southern Sierra Energy Company	California
Southern Sierra Gas Company	California
Southwestern Generation B.V.	The Netherlands
Sunapee Funding I, L.L.C.	Delaware

Thorofare Energy Company (Inactive)	California
Traralgon Power Pty. Ltd.	Australia
Viejo Energy Company	California
Valley Power Pty Ltd.	Australia
Vista Energy Company (Inactive)	New Jersey
Western Sierra Energy Company	California

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MISSION ENERGY HOLDING COMPANY LIST OF SUBSIDIARIES As of March 20, 2003